Exhibit 99.2

Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of March 31, 2016

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2015 is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford Re”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, 100% of the results of Watford Re are included in the Company’s consolidated financial statements. The portion of Watford Re’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford Re’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford Re.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,
	2016	2015	Change
Underwriting results:
Gross premiums written	$1,391,061	$1,311,678	6.1%
Net premiums written	977,101	942,417	3.7%
Net premiums earned	836,062	837,998	(0.2)%
Underwriting income	111,887	114,703	(2.5)%

Loss ratio	53.1%	53.0%	0.1
Acquisition expense ratio	16.4%	17.0%	(0.6)
Other operating expense ratio	17.6%	17.5%	0.1
Combined ratio	87.1%	87.5%	(0.4)

Net investment income	$70,409	$70,288	0.2%
Per diluted share	$0.57	$0.55	3.6%

Net income available to Arch common shareholders	$149,314	$277,852	(46.3)%
Per diluted share	$1.20	$2.16	(44.4)%

After-tax operating income available to Arch common shareholders (2)	$145,742	$149,846	(2.7)%
Per diluted share	$1.17	$1.17	—%

Comprehensive income available to Arch	$272,929	$312,503	(12.7)%

Cash flow from operations	$257,279	$15,599	1,549.3%

Diluted weighted average common shares and common share equivalents outstanding	124,496,496	128,451,054	(3.1)%

Financial measures:
Change in book value per common share during period	4.0%	4.9%	(0.9)

Annualized operating return on average common equity	9.7%	10.2%	(0.5)

Total return on investments (3)
Including effects of foreign exchange	1.82%	1.11%	71 bps
Excluding effects of foreign exchange	1.48%	2.05%	-57 bps

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
After-tax operating income or loss available to Arch common shareholders is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. See ‘Comments on Regulation G’ for a further discussion of after-tax operating income or loss available to Arch common shareholders.

(3)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Revenues
Net premiums written	$1,121,235	$834,984	$971,972	$943,580	$1,066,995
Change in unearned premiums	(169,656)	108,536	(35,289)	(142)	(156,731)
Net premiums earned	951,579	943,520	936,683	943,438	910,264
Net investment income	93,735	95,900	86,233	86,963	78,994
Net realized gains (losses)	37,324	(143,767)	(89,698)	(35,725)	83,348
Net impairment losses recognized in earnings	(7,639)	(7,336)	(5,868)	(1,113)	(5,799)
Other underwriting income	5,047	8,621	7,623	7,717	11,536
Equity in net income of investment funds accounted for using the equity method	6,655	5,517	(2,118)	16,167	5,889
Other income (loss)	(25)	(451)	(265)	2,205	(1,888)
Total revenues	1,086,676	902,004	932,590	1,019,652	1,082,344

Expenses
Losses and loss adjustment expenses	(522,949)	(506,020)	(531,741)	(519,426)	(493,716)
Acquisition expenses	(170,465)	(171,409)	(171,566)	(175,425)	(163,076)
Other operating expenses	(161,652)	(173,812)	(156,959)	(168,608)	(157,882)
Interest expense	(16,107)	(15,827)	(13,300)	(4,011)	(12,736)
Net foreign exchange gains (losses)	(23,566)	4,520	14,680	(19,583)	66,501
Total expenses	(894,739)	(862,548)	(858,886)	(887,053)	(760,909)

Income before income taxes	191,937	39,456	73,704	132,599	321,435
Income tax expense	(16,310)	(11,450)	(9,704)	(6,780)	(12,678)
Net income	175,627	28,006	64,000	125,819	308,757
Amounts attributable to noncontrolling interests	(20,829)	30,573	16,033	(10,029)	(25,421)
Net income attributable to Arch	154,798	58,579	80,033	115,790	283,336
Preferred dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)
Net income available to Arch common shareholders	$149,314	$53,094	$74,549	$110,305	$277,852

Comprehensive income available to Arch	$272,929	$32,268	$23,401	$24,208	$312,503

Net income per common share
Basic	$1.24	$0.44	$0.62	$0.91	$2.24
Diluted	$1.20	$0.42	$0.60	$0.88	$2.16

Weighted average common shares and common share equivalents outstanding
Basic	120,428,179	120,700,524	120,567,410	121,719,214	124,209,276
Diluted	124,496,496	125,311,942	125,011,773	125,885,420	128,451,054

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Assets
Investments:
Fixed maturities available for sale, at fair value	$10,645,257	$10,459,353	$10,560,635	$9,927,603	$10,427,810
Short-term investments available for sale, at fair value	623,844	587,904	708,428	875,727	855,032
Investment of funds received under securities lending, at fair value	594,929	389,336	286,659	377,897	257,059
Equity securities available for sale, at fair value	506,915	618,405	606,259	701,623	687,713
Other investments available for sale, at fair value	195,079	300,476	281,014	377,677	329,677
Investments accounted for using the fair value option	3,139,332	2,894,494	2,783,165	2,613,487	2,421,522
Investments accounted for using the equity method	628,832	592,973	589,277	472,926	412,367
Total investments	16,334,188	15,842,941	15,815,437	15,346,940	15,391,180
Cash	557,961	553,326	649,779	525,074	471,012
Accrued investment income	81,628	87,206	76,142	80,129	73,282
Fixed maturities and short-term investments pledged under securities lending, at fair value	580,766	384,081	285,632	373,969	253,115
Premiums receivable	1,209,548	983,443	1,074,884	1,181,636	1,116,389
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,962,863	1,867,373	1,832,386	1,831,227	1,788,619
Contractholder receivables	1,529,105	1,486,296	1,436,154	1,393,138	1,339,433
Prepaid reinsurance premiums	500,412	427,609	442,346	442,141	421,908
Deferred acquisition costs, net	464,288	433,477	448,893	448,647	442,775
Receivable for securities sold	329,262	45,505	705,821	454,057	400,113
Goodwill and intangible assets	92,670	97,531	103,620	102,518	106,745
Other assets	898,678	968,482	899,498	905,449	1,050,520
Total assets	$24,541,369	$23,177,270	$23,770,592	$23,084,925	$22,855,091

Liabilities
Reserve for losses and loss adjustment expenses	$9,378,987	$9,125,250	$9,084,855	$9,082,281	$8,928,950
Unearned premiums	2,579,148	2,333,932	2,467,691	2,442,923	2,400,834
Reinsurance balances payable	276,426	224,120	235,562	252,462	200,444
Contractholder payables	1,529,105	1,486,296	1,436,154	1,393,138	1,339,433
Collateral held for insured obligations	249,440	248,982	242,928	219,798	197,965
Deposit accounting liabilities	266,140	260,364	270,876	277,523	284,828
Senior notes	791,349	791,306	791,264	791,222	791,181
Revolving credit agreement borrowings	457,431	530,434	339,077	100,000	100,000
Securities lending payable	594,922	393,844	292,838	383,965	263,216
Payable for securities purchased	494,813	64,996	817,371	468,015	554,625
Other liabilities	549,832	568,852	649,910	536,207	495,715
Total liabilities	17,167,593	16,028,376	16,628,526	15,947,534	15,557,191

Redeemable noncontrolling interests	205,274	205,182	205,089	204,996	219,604

Shareholders’ equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000
Common shares	579	577	576	576	573
Additional paid-in capital	485,943	467,339	450,948	437,533	399,757
Retained earnings	7,519,685	7,370,371	7,317,277	7,242,728	7,132,423
Accumulated other comprehensive income, net of deferred income tax	101,629	(16,502)	9,809	66,441	158,023
Common shares held in treasury, at cost	(2,019,249)	(1,941,904)	(1,940,795)	(1,934,763)	(1,727,074)
Total shareholders’ equity available to Arch	6,413,587	6,204,881	6,162,815	6,137,515	6,288,702
Non-redeemable noncontrolling interests	754,915	738,831	774,162	794,880	789,594
Total shareholders’ equity	7,168,502	6,943,712	6,936,977	6,932,395	7,078,296
Total liabilities, noncontrolling interests and shareholders’ equity	$24,541,369	$23,177,270	$23,770,592	$23,084,925	$22,855,091

Common shares outstanding, net of treasury shares	122,093,596	122,627,783	122,438,554	122,403,909	124,760,841
Book value per common share (1)	$49.87	$47.95	$47.68	$47.49	$47.80

(1)    Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Non-Cumulative Preferred Shares
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	577	576	576	573	572
Common shares issued, net	2	1	—	3	1
Balance at end of period	579	577	576	576	573

Additional Paid-in Capital
Balance at beginning of period	467,339	450,948	437,533	399,757	383,073
Common shares issued, net	—	3,136	62	7,378	—
Exercise of stock options	4,222	3,563	2,739	6,256	3,368
Amortization of share-based compensation	14,265	9,521	10,531	22,806	13,238
Other	117	171	83	1,336	78
Balance at end of period	485,943	467,339	450,948	437,533	399,757

Retained Earnings
Balance at beginning of period	7,370,371	7,317,277	7,242,728	7,132,423	6,854,571
Net income	175,627	28,006	64,000	125,819	308,757
Amounts attributable to noncontrolling interests	(20,829)	30,573	16,033	(10,029)	(25,421)
Preferred share dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)
Balance at end of period	7,519,685	7,370,371	7,317,277	7,242,728	7,132,423

Accumulated Other Comprehensive Income
Balance at beginning of period	(16,502)	9,809	66,441	158,023	128,856
Unrealized appreciation (decline) in value of available-for-sale investments, net of deferred income tax:
Balance at beginning of period	50,085	65,714	110,360	213,522	161,598
Unrealized holding gains (losses) arising during period, net of reclassification adjustment	100,758	(14,087)	(41,613)	(103,149)	53,372
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(98)	(1,542)	(3,033)	(13)	(1,448)
Balance at end of period	150,745	50,085	65,714	110,360	213,522
Foreign currency translation adjustments:
Balance at beginning of period	(66,587)	(55,905)	(43,919)	(55,499)	(32,742)
Foreign currency translation adjustments	17,313	(10,947)	(11,986)	11,580	(22,757)
Foreign currency translation adjustments attributable to noncontrolling interests	158	265	—	—	—
Balance at end of period	(49,116)	(66,587)	(55,905)	(43,919)	(55,499)
Balance at end of period	101,629	(16,502)	9,809	66,441	158,023

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(1,941,904)	(1,940,795)	(1,934,763)	(1,727,074)	(1,562,019)
Shares repurchased for treasury	(77,345)	(1,109)	(6,032)	(207,689)	(165,055)
Balance at end of period	(2,019,249)	(1,941,904)	(1,940,795)	(1,934,763)	(1,727,074)

Total shareholders’ equity available to Arch	6,413,587	6,204,881	6,162,815	6,137,515	6,288,702
Non-redeemable noncontrolling interests	754,915	738,831	774,162	794,880	789,594
Total shareholders’ equity	$7,168,502	$6,943,712	$6,936,977	$6,932,395	$7,078,296

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Operating Activities
Net income	$175,627	$28,006	$64,000	$125,819	$308,757
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(43,034)	127,981	82,798	27,089	(87,907)
Net impairment losses included in earnings	7,639	7,336	5,868	1,113	5,799
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	3,243	(126)	14,332	(8,379)	(1,970)
Share-based compensation	14,265	9,521	10,531	22,806	13,238
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	111,255	42,081	47,961	37,289	54,327
Unearned premiums, net of prepaid reinsurance premiums	169,656	(108,536)	35,289	142	156,731
Premiums receivable	(217,348)	81,958	97,901	(14,395)	(192,247)
Deferred acquisition costs, net	(30,050)	12,714	(2,713)	(2,705)	(36,304)
Reinsurance balances payable	51,929	(10,127)	(15,415)	35,679	(16,022)
Other liabilities	32,697	38,585	101,479	(45,985)	(48,856)
Other items, net	46,664	(39,066)	(19,651)	121,265	(70,085)
Net Cash Provided By Operating Activities	322,543	190,327	422,380	299,738	85,461
Investing Activities
Purchases of fixed maturity investments	(8,133,537)	(7,069,769)	(7,740,713)	(7,610,660)	(7,030,731)
Purchases of equity securities	(128,263)	(29,887)	(196,991)	(162,672)	(125,863)
Purchases of other investments	(305,198)	(429,275)	(540,572)	(404,276)	(375,402)
Proceeds from sales of fixed maturity investments	7,827,536	6,682,493	7,078,118	7,476,321	6,857,115
Proceeds from sales of equity securities	216,012	55,003	236,665	146,437	125,906
Proceeds from sales, redemptions and maturities of other investments	211,125	392,515	270,718	318,201	269,449
Proceeds from redemptions and maturities of fixed maturities	163,894	118,132	155,413	202,327	272,657
Net settlements of derivative instruments	21,091	(86,170)	62,108	(7,057)	26,063
Proceeds from investment in joint venture	—	—	—	40,000	—
Net (purchases) sales of short-term investments	(65,594)	(12,646)	178,034	(62,576)	66,283
Change in cash collateral related to securities lending	(43,118)	(35,347)	47,014	(12,800)	(5,529)
Purchase of business, net of cash acquired	—	—	—	3,250	(2,432)
Purchases of fixed assets	(3,952)	(4,835)	(4,505)	(3,124)	(3,272)
Change in other assets	6,737	6,661	(6,885)	(7,144)	(29,625)
Net Cash Provided By (Used For) Investing Activities	(233,267)	(413,125)	(461,596)	(83,773)	44,619
Financing Activities
Purchases of common shares under share repurchase program	(75,256)	—	(3,506)	(198,979)	(162,898)
Proceeds from common shares issued, net	202	4,164	(1,481)	2,590	(412)
Proceeds from borrowings	—	192,285	239,077	—	—
Repayments of borrowings	(74,171)	—	—	—	—
Change in cash collateral related to securities lending	43,118	35,347	(47,014)	12,800	5,529
Dividends paid to redeemable noncontrolling interests	(4,497)	(4,497)	(4,497)	(4,497)	(4,816)
Other	29,115	(92,376)	(4,555)	25,239	29,779
Preferred dividends paid	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)
Net Cash Provided By (Used For) Financing Activities	(86,973)	129,438	172,540	(168,332)	(138,302)
Effects of exchange rate changes on foreign currency cash	2,332	(3,093)	(8,619)	6,429	(6,468)
Increase (decrease) in cash	4,635	(96,453)	124,705	54,062	(14,690)
Cash beginning of period	553,326	649,779	525,074	471,012	485,702
Cash end of period	$557,961	$553,326	$649,779	$525,074	$471,012
Income taxes paid, net	$2,504	$4,813	$9,468	$22,423	$3,569
Interest paid	$3,813	$27,533	$119	$24,565	$511

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman and Chief Executive Officer of ACGL, the President and Chief Operating Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results. The Corporate (non-underwriting) segment results include net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and items related to the Company’s non-cumulative preferred shares. Such amounts exclude the results of the ‘other’ segment.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment includes the Company’s U.S. and international mortgage insurance and reinsurance operations as well as government sponsored enterprise (“GSE”) credit-risk sharing transactions. Arch Mortgage Insurance Company (“Arch MI U.S.”) is approved as an eligible mortgage insurer by Fannie Mae and Freddie Mac.

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. The Company acts as Watford Re’s reinsurance manager, and Highbridge Principal Strategies, LLC, a subsidiary of JPMorgan Chase & Co., manages Watford Re’s investment assets, each under a long term services agreement. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	March 31, 2016
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$798,553	$481,390	$111,280	$1,391,061	$148,606	$1,437,966
Premiums ceded	(248,789)	(160,566)	(4,767)	(413,960)	(4,472)	(316,731)
Net premiums written	549,764	320,824	106,513	977,101	144,134	1,121,235
Change in unearned premiums	(36,675)	(59,616)	(44,748)	(141,039)	(28,617)	(169,656)
Net premiums earned	513,089	261,208	61,765	836,062	115,517	951,579
Other underwriting income	—	325	3,793	4,118	929	5,047
Losses and loss adjustment expenses	(323,609)	(111,598)	(8,629)	(443,836)	(79,113)	(522,949)
Acquisition expenses, net	(74,354)	(54,787)	(8,385)	(137,526)	(32,939)	(170,465)
Other operating expenses	(85,861)	(36,455)	(24,615)	(146,931)	(5,338)	(152,269)
Underwriting income (loss)	$29,265	$58,693	$23,929	111,887	(944)	110,943

Net investment income				70,409	23,326	93,735
Net realized gains (losses)				31,862	5,462	37,324
Net impairment losses recognized in earnings				(7,639)	—	(7,639)
Equity in net income (loss) of investment funds accounted for using the equity method				6,655	—	6,655
Other income (loss)				(25)	—	(25)
Other expenses				(9,383)	—	(9,383)
Interest expense				(12,627)	(3,480)	(16,107)
Net foreign exchange gains (losses)				(22,041)	(1,525)	(23,566)
Income before income taxes				169,098	22,839	191,937
Income tax expense				(16,310)	—	(16,310)
Net income				152,788	22,839	175,627
Dividends attributable to redeemable noncontrolling interests				—	(4,587)	(4,587)
Amounts attributable to nonredeemable noncontrolling interests				—	(16,242)	(16,242)
Net income available to Arch				152,788	2,010	154,798
Preferred dividends				(5,484)	—	(5,484)
Net income available to Arch common shareholders				$147,304	$2,010	$149,314

Underwriting Ratios
Loss ratio	63.1%	42.7%	14.0%	53.1%	68.5%	55.0%
Acquisition expense ratio	14.5%	21.0%	13.6%	16.4%	28.5%	17.9%
Other operating expense ratio	16.7%	14.0%	39.9%	17.6%	4.6%	16.0%
Combined ratio	94.3%	77.7%	67.5%	87.1%	101.6%	88.9%

Net premiums written to gross premiums written	68.8%	66.6%	95.7%	70.2%	97.0%	78.0%

Total investable assets				$14,954,294	$1,709,862	$16,664,156
Total assets				22,217,987	2,323,382	24,541,369
Total liabilities				15,912,609	1,254,984	17,167,593

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	March 31, 2015
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$766,153	$485,112	$60,541	$1,311,678	$128,633	$1,342,022
Premiums ceded	(224,150)	(136,569)	(8,670)	(369,261)	(4,055)	(275,027)
Net premiums written	542,003	348,543	51,871	942,417	124,578	1,066,995
Change in unearned premiums	(34,089)	(68,826)	(1,504)	(104,419)	(52,312)	(156,731)
Net premiums earned	507,914	279,717	50,367	837,998	72,266	910,264
Other underwriting income	427	1,429	7,718	9,574	1,962	11,536
Losses and loss adjustment expenses	(317,896)	(112,532)	(13,809)	(444,237)	(49,479)	(493,716)
Acquisition expenses, net	(75,078)	(56,604)	(10,418)	(142,100)	(20,976)	(163,076)
Other operating expenses	(88,119)	(38,044)	(20,369)	(146,532)	(2,005)	(148,537)
Underwriting income (loss)	$27,248	$73,966	$13,489	114,703	1,768	116,471

Net investment income				70,288	8,706	78,994
Net realized gains (losses)				65,509	17,839	83,348
Net impairment losses recognized in earnings				(5,799)	—	(5,799)
Equity in net income (loss) of investment funds accounted for using the equity method				5,889	—	5,889
Other income (loss)				(1,888)	—	(1,888)
Other expenses				(9,345)	—	(9,345)
Interest expense				(12,736)	—	(12,736)
Net foreign exchange gains (losses)				66,853	(352)	66,501
Income before income taxes				293,474	27,961	321,435
Income tax expense				(12,678)	—	(12,678)
Net income				280,796	27,961	308,757
Dividends attributable to redeemable noncontrolling interests				—	(4,908)	(4,908)
Amounts attributable to nonredeemable noncontrolling interests				—	(20,513)	(20,513)
Net income available to Arch				280,796	2,540	283,336
Preferred dividends				(5,484)	—	(5,484)
Net income available to Arch common shareholders				$275,312	$2,540	$277,852

Underwriting Ratios
Loss ratio	62.6%	40.2%	27.4%	53.0%	68.5%	54.2%
Acquisition expense ratio	14.8%	20.2%	20.7%	17.0%	29.0%	17.9%
Other operating expense ratio	17.3%	13.6%	40.4%	17.5%	2.8%	16.3%
Combined ratio	94.7%	74.0%	88.5%	87.5%	100.3%	88.4%

Net premiums written to gross premiums written	70.7%	71.8%	85.7%	71.8%	96.8%	79.5%

Total investable assets				$14,436,148	$1,267,588	$15,703,736
Total assets				21,232,554	1,622,537	22,855,091
Total liabilities				15,041,656	515,535	15,557,191

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Gross premiums written	$798,553	$680,617	$752,438	$744,810	$766,153
Premiums ceded	(248,789)	(229,011)	(209,443)	(235,743)	(224,150)
Net premiums written	549,764	451,606	542,995	509,067	542,003
Change in unearned premiums	(36,675)	52,919	(20,451)	758	(34,089)
Net premiums earned	513,089	504,525	522,544	509,825	507,914
Other underwriting income	—	526	519	521	427
Losses and loss adjustment expenses	(323,609)	(313,966)	(339,859)	(320,926)	(317,896)
Acquisition expenses, net	(74,354)	(70,440)	(77,076)	(76,723)	(75,078)
Other operating expenses	(85,861)	(92,623)	(84,620)	(89,054)	(88,119)
Underwriting income	$29,265	$28,022	$21,508	$23,643	$27,248

Underwriting Ratios
Loss ratio	63.1%	62.2%	65.0%	62.9%	62.6%
Acquisition expense ratio	14.5%	14.0%	14.8%	15.0%	14.8%
Other operating expense ratio	16.7%	18.4%	16.2%	17.5%	17.3%
Combined ratio	94.3%	94.6%	96.0%	95.4%	94.7%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	0.1%	0.4%	1.6%	1.2%	0.6%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(0.8)%	(2.1)%	(1.4)%	(3.4)%	(1.0)%
Combined ratio excluding catastrophic activity and prior year development (1)	95.0%	96.3%	95.8%	97.6%	95.1%

Net premiums written to gross premiums written	68.8%	66.4%	72.2%	68.3%	70.7%

(1)	See ‘Comments on Regulation G’ for further discussion.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2016		2015		2015		2015		2015
Net premiums written
Professional lines (1)	$109,467	19.9%	$104,183	23.1%	$118,563	21.8%	$100,100	19.7%	$111,178	20.5%
Construction and national accounts	104,474	19.0%	65,544	14.5%	60,320	11.1%	77,096	15.1%	96,503	17.8%
Programs	89,784	16.3%	78,753	17.4%	120,028	22.1%	106,179	20.9%	118,197	21.8%
Travel, accident and health	57,263	10.4%	36,418	8.1%	49,386	9.1%	35,416	7.0%	38,912	7.2%
Excess and surplus casualty (2)	53,657	9.8%	50,345	11.1%	51,170	9.4%	53,971	10.6%	49,370	9.1%
Property, energy, marine and aviation	49,975	9.1%	30,668	6.8%	51,802	9.5%	62,049	12.2%	58,667	10.8%
Lenders products	24,784	4.5%	30,877	6.8%	29,212	5.4%	24,011	4.7%	22,816	4.2%
Other (3)	60,360	11.0%	54,818	12.1%	62,514	11.5%	50,245	9.9%	46,360	8.6%
Total	$549,764	100.0%	$451,606	100.0%	$542,995	100.0%	$509,067	100.0%	$542,003	100.0%

Client location
United States	$450,028	81.9%	$381,498	84.5%	$447,456	82.4%	$436,106	85.7%	$445,858	82.3%
Europe	65,085	11.8%	41,337	9.2%	47,640	8.8%	30,761	6.0%	67,282	12.4%
Asia and Pacific	16,337	3.0%	14,391	3.2%	24,264	4.5%	14,000	2.8%	11,983	2.2%
Other	18,314	3.3%	14,380	3.2%	23,635	4.4%	28,200	5.5%	16,880	3.1%
Total	$549,764	100.0%	$451,606	100.0%	$542,995	100.0%	$509,067	100.0%	$542,003	100.0%

Underwriting location
United States	$446,200	81.2%	$369,805	81.9%	$443,367	81.7%	$421,830	82.9%	$438,865	81.0%
Europe	94,095	17.1%	67,636	15.0%	87,043	16.0%	70,901	13.9%	92,418	17.1%
Other	9,469	1.7%	14,165	3.1%	12,585	2.3%	16,336	3.2%	10,720	2.0%
Total	$549,764	100.0%	$451,606	100.0%	$542,995	100.0%	$509,067	100.0%	$542,003	100.0%

Net premiums earned
Professional lines (1)	$104,944	20.5%	$103,393	20.5%	$106,283	20.3%	$107,420	21.1%	$107,872	21.2%
Construction and national accounts	77,043	15.0%	77,762	15.4%	75,256	14.4%	71,580	14.0%	72,230	14.2%
Programs	98,501	19.2%	102,104	20.2%	115,502	22.1%	112,942	22.2%	115,964	22.8%
Travel, accident and health	47,545	9.3%	39,949	7.9%	39,918	7.6%	39,979	7.8%	33,732	6.6%
Excess and surplus casualty (2)	54,965	10.7%	50,669	10.0%	53,366	10.2%	51,709	10.1%	52,347	10.3%
Property, energy, marine and aviation	49,037	9.6%	52,115	10.3%	55,106	10.5%	53,825	10.6%	55,081	10.8%
Lenders products	24,402	4.8%	22,832	4.5%	23,956	4.6%	21,259	4.2%	22,859	4.5%
Other (3)	56,652	11.0%	55,701	11.0%	53,157	10.2%	51,111	10.0%	47,829	9.4%
Total	$513,089	100.0%	$504,525	100.0%	$522,544	100.0%	$509,825	100.0%	$507,914	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Gross premiums written	$481,390	$262,482	$329,327	$342,101	$485,112
Premiums ceded	(160,566)	(62,417)	(92,182)	(89,446)	(136,569)
Net premiums written	320,824	200,065	237,145	252,655	348,543
Change in unearned premiums	(59,616)	62,957	23,286	21,310	(68,826)
Net premiums earned	261,208	263,022	260,431	273,965	279,717
Other underwriting income	325	3,736	2,783	2,658	1,429
Losses and loss adjustment expenses	(111,598)	(100,855)	(115,780)	(111,183)	(112,532)
Acquisition expenses, net	(54,787)	(53,252)	(55,416)	(58,360)	(56,604)
Other operating expenses	(36,455)	(41,629)	(37,131)	(39,007)	(38,044)
Underwriting income	$58,693	$71,022	$54,887	$68,073	$73,966

Underwriting Ratios
Loss ratio	42.7%	38.3%	44.5%	40.6%	40.2%
Acquisition expense ratio	21.0%	20.2%	21.3%	21.3%	20.2%
Other operating expense ratio	14.0%	15.8%	14.3%	14.2%	13.6%
Combined ratio	77.7%	74.3%	80.1%	76.1%	74.0%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	1.4%	5.3%	4.0%	3.6%	0.5%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(18.0)%	(21.1)%	(18.5)%	(21.5)%	(20.5)%
Combined ratio excluding catastrophic activity and prior year development (1)	94.3%	90.1%	94.6%	94.0%	94.0%

Net premiums written to gross premiums written	66.6%	76.2%	72.0%	73.9%	71.8%

(1)	See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,
	2016		2015		2015		2015		2015
Net premiums written
Casualty (1)	$126,483	39.4%	$57,062	28.5%	$63,395	26.7%	$64,778	25.6%	$117,858	33.8%
Other specialty (2)	100,820	31.4%	62,219	31.1%	63,293	26.7%	72,134	28.6%	101,148	29.0%
Property excluding property catastrophe (3)	73,723	23.0%	61,126	30.6%	72,456	30.6%	57,005	22.6%	89,924	25.8%
Marine and aviation	17,540	5.5%	8,308	4.2%	12,221	5.2%	9,461	3.7%	20,844	6.0%
Property catastrophe	(2,295)	(0.7)%	8,765	4.4%	21,366	9.0%	46,046	18.2%	15,443	4.4%
Other (4)	4,553	1.4%	2,585	1.3%	4,414	1.9%	3,231	1.3%	3,326	1.0%
Total	$320,824	100.0%	$200,065	100.0%	$237,145	100.0%	$252,655	100.0%	$348,543	100.0%

Pro rata	$112,209	35.0%	$139,978	70.0%	$138,367	58.3%	$128,976	51.0%	$130,235	37.4%
Excess of loss	208,615	65.0%	60,087	30.0%	98,778	41.7%	123,679	49.0%	218,308	62.6%
Total	$320,824	100.0%	$200,065	100.0%	$237,145	100.0%	$252,655	100.0%	$348,543	100.0%

Client location
United States	$134,506	41.9%	$70,187	35.1%	$128,830	54.3%	$130,780	51.8%	$140,687	40.4%
Europe	131,828	41.1%	60,301	30.1%	48,359	20.4%	55,566	22.0%	142,939	41.0%
Bermuda	20,765	6.5%	18,592	9.3%	15,544	6.6%	22,503	8.9%	24,249	7.0%
Asia and Pacific	16,710	5.2%	24,254	12.1%	31,492	13.3%	24,729	9.8%	14,134	4.1%
Other	17,015	5.3%	26,731	13.4%	12,920	5.4%	19,077	7.6%	26,534	7.6%
Total	$320,824	100.0%	$200,065	100.0%	$237,145	100.0%	$252,655	100.0%	$348,543	100.0%

Underwriting location
Bermuda	$48,415	15.1%	$50,684	25.3%	$56,718	23.9%	$89,363	35.4%	$85,220	24.5%
United States	140,250	43.7%	81,450	40.7%	117,216	49.4%	102,057	40.4%	138,467	39.7%
Europe	122,738	38.3%	59,503	29.7%	53,717	22.7%	63,587	25.2%	121,983	35.0%
Other	9,421	2.9%	8,428	4.2%	9,494	4.0%	(2,352)	(0.9)%	2,873	0.8%
Total	$320,824	100.0%	$200,065	100.0%	$237,145	100.0%	$252,655	100.0%	$348,543	100.0%

Net premiums earned
Casualty (1)	$76,053	29.1%	$78,621	29.9%	$75,061	28.8%	$83,186	30.4%	$73,381	26.2%
Other specialty (2)	74,249	28.4%	74,916	28.5%	72,337	27.8%	80,256	29.3%	83,798	30.0%
Property excluding property catastrophe (3)	71,953	27.5%	73,856	28.1%	72,267	27.7%	69,600	25.4%	79,764	28.5%
Marine and aviation	17,878	6.8%	11,064	4.2%	13,708	5.3%	13,423	4.9%	12,613	4.5%
Property catastrophe	17,953	6.9%	21,945	8.3%	23,325	9.0%	24,325	8.9%	27,270	9.7%
Other (4)	3,122	1.2%	2,620	1.0%	3,733	1.4%	3,175	1.2%	2,891	1.0%
Total	$261,208	100.0%	$263,022	100.0%	$260,431	100.0%	$273,965	100.0%	$279,717	100.0%

Pro rata	$139,693	53.5%	$134,145	51.0%	$132,090	50.7%	$143,835	52.5%	$153,515	54.9%
Excess of loss	121,515	46.5%	128,877	49.0%	128,341	49.3%	130,130	47.5%	126,202	45.1%
Total	$261,208	100.0%	$263,022	100.0%	$260,431	100.0%	$273,965	100.0%	$279,717	100.0%

(1)  Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.            (3) Includes facultative business.
(2)  Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.    (4) Includes life, casualty clash and other.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Gross premiums written	$111,280	$91,787	$74,657	$68,572	$60,541
Premiums ceded	(4,767)	(4,660)	(7,832)	(6,902)	(8,670)
Net premiums written	106,513	87,127	66,825	61,670	51,871
Change in unearned premiums	(44,748)	(30,391)	(12,277)	(9,211)	(1,504)
Net premiums earned	61,765	56,736	54,548	52,459	50,367
Other underwriting income (1)	3,793	3,461	3,565	3,686	7,718
Losses and loss adjustment expenses	(8,629)	(7,237)	(9,562)	(9,639)	(13,809)
Acquisition expenses, net	(8,385)	(14,030)	(10,428)	(10,200)	(10,418)
Other operating expenses	(24,615)	(21,274)	(21,048)	(19,679)	(20,369)
Underwriting income	$23,929	$17,656	$17,075	$16,627	$13,489

Underwriting Ratios
Loss ratio	14.0%	12.8%	17.5%	18.4%	27.4%
Acquisition expense ratio	13.6%	24.7%	19.1%	19.4%	20.7%
Other operating expense ratio	39.9%	37.5%	38.6%	37.5%	40.4%
Combined ratio	67.5%	75.0%	75.2%	75.3%	88.5%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(4.4)%	(8.1)%	(7.3)%	(2.1)%	(5.6)%
Combined ratio excluding prior year development (2)	71.9%	83.1%	82.5%	77.4%	94.1%

Net premiums written to gross premiums written	95.7%	94.9%	89.5%	89.9%	85.7%

Net premiums written by client location
United States	$55,803	$51,724	$48,611	$47,460	$45,822
Other	50,710	35,403	18,214	14,210	6,049
Total	$106,513	$87,127	$66,825	$61,670	$51,871
United States %	52.4%	59.4%	72.7%	77.0%	88.3%
Other %	47.6%	40.6%	27.3%	23.0%	11.7%

Net premiums written by underwriting location
United States	$35,330	$33,474	$33,298	$30,589	$27,956
Other	71,183	53,653	33,527	31,081	23,915
Total	$106,513	$87,127	$66,825	$61,670	$51,871
United States %	33.2%	38.4%	49.8%	49.6%	53.9%
Other %	66.8%	61.6%	50.2%	50.4%	46.1%

(1)     Represents income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015
Insurance In Force (IIF) (1)
U.S. mortgage insurance	$28,433	30.9%	$27,101	35.5%	$25,697	39.8%	$24,175	41.6%
Mortgage reinsurance	22,393	24.3%	20,876	27.3%	19,550	30.3%	19,245	33.1%
Other (2)	41,172	44.8%	28,415	37.2%	19,357	30.0%	14,734	25.3%
Total	$91,998	100.0%	$76,392	100.0%	$64,604	100.0%	$58,154	100.0%
Risk In Force (RIF) (3)
U.S. mortgage insurance	$7,165	56.1%	$6,826	59.4%	$6,467	63.0%	$6,053	63.7%
Mortgage reinsurance	3,964	31.1%	3,464	30.1%	3,008	29.3%	2,776	29.2%
Other (2)	1,636	12.8%	1,206	10.5%	796	7.7%	679	7.1%
Total	$12,765	100.0%	$11,496	100.0%	$10,271	100.0%	$9,508	100.0%

Supplemental disclosures for U.S. mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$3,995	55.8%	$3,763	55.1%	$3,532	54.6%	$3,238	53.5%
680-739	2,354	32.9%	2,237	32.8%	2,114	32.7%	1,994	32.9%
620-679	712	9.9%	717	10.5%	705	10.9%	696	11.5%
<620	104	1.5%	109	1.6%	116	1.8%	125	2.1%
Total	$7,165	100.0%	$6,826	100.0%	$6,467	100.0%	$6,053	100.0%
Weighted average FICO score	739		738		737		735

Total RIF by Loan-To-Value (LTV):
95.01% and above	$1,052	14.7%	$1,050	15.4%	$1,045	16.2%	$1,093	18.1%
90.01% to 95.00%	3,677	51.3%	3,472	50.9%	3,252	50.3%	2,959	48.9%
85.01% to 90.00%	2,056	28.7%	1,942	28.5%	1,831	28.3%	1,685	27.8%
85.00% and below	380	5.3%	362	5.3%	339	5.2%	316	5.2%
Total	$7,165	100.0%	$6,826	100.0%	$6,467	100.0%	$6,053	100.0%
Weighted average LTV	93.0%		93.0%		93.2%		93.2%

Total RIF by State:
California	$622	8.7%	$599	8.8%	$570	8.8%	$527	8.7%
Wisconsin	585	8.2%	581	8.5%	574	8.9%	554	9.2%
Texas	401	5.6%	380	5.6%	355	5.5%	325	5.4%
Florida	345	4.8%	327	4.8%	310	4.8%	297	4.9%
Minnesota	319	4.5%	315	4.6%	306	4.7%	291	4.8%
Massachusetts	262	3.7%	249	3.6%	235	3.6%	217	3.6%
Washington	261	3.6%	259	3.8%	247	3.8%	243	4.0%
Virginia	237	3.3%	218	3.2%	213	3.3%	215	3.6%
Michigan	233	3.3%	230	3.4%	220	3.4%	200	3.3%
New York	223	3.1%	223	3.3%	212	3.3%	197	3.3%
Others	3,677	51.3%	3,445	50.5%	3,225	49.9%	2,987	49.3%
Total	$7,165	100.0%	$6,826	100.0%	$6,467	100.0%	$6,053	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.2%		25.2%		25.2%		25.0%
Analysts’ persistency (4)	74.2%		75.6%		76.0%		78.3%
Risk-to-capital ratio (5)	11.0:1		10.5:1		10.1:1		9.7:1

(1)    The aggregate dollar amount of each insured mortgage loan’s original principal balance.     (2)    Includes GSE credit risk-sharing transactions and international insurance business.

(3)	The aggregate dollar amount of each insured mortgage loan’s current principal balance (4) Represents the % of IIF at the beginning of a 12-month period that remained in force at the end of the period.

multiplied by the insurance coverage percentage specified in the policy for insurance policies	(5) Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital. Ratio

issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions.	calculated for Arch MI U.S. only (estimate for March 31, 2016).

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015
Supplemental disclosures for U.S. mortgage insurance:
Total new insurance written (NIW) (1)	$2,906		$2,575		$3,179		$2,709

Total NIW by credit quality (FICO score):
>=740	$1,808	62.2%	$1,543	59.9%	$1,973	62.1%	$1,723	63.6%
680-739	959	33.0%	842	32.7%	976	30.7%	842	31.1%
620-679	139	4.8%	190	7.4%	230	7.2%	143	5.3%
<620	—	—%	—	—%	—	—%	1	—%
Total	$2,906	100.0%	$2,575	100.0%	$3,179	100.0%	$2,709	100.0%

Total NIW by LTV:
95.01% and above	$175	6.0%	$164	6.4%	$219	6.9%	$165	6.1%
90.01% to 95.00%	1,233	42.4%	1,164	45.2%	1,458	45.9%	1,227	45.3%
85.01% to 90.00%	1,021	35.1%	856	33.2%	1,054	33.2%	908	33.5%
85.01% and below	477	16.4%	391	15.2%	448	14.1%	409	15.1%
Total	$2,906	100.0%	$2,575	100.0%	$3,179	100.0%	$2,709	100.0%

Total NIW purchase vs. refinance:
Purchase	$2,055	70.7%	$1,923	74.7%	$2,483	78.1%	$1,830	67.6%
Refinance	851	29.3%	652	25.3%	696	21.9%	879	32.4%
Total	$2,906	100.0%	$2,575	100.0%	$3,179	100.0%	$2,709	100.0%

Ending number of policies in force (PIF)	153,984		148,943		143,335		137,724

Rollforward of insured loans in default:
Beginning delinquent number of loans	2,702		2,757		2,850		3,006
Plus: new notices	1,048		1,134		1,196		1,145
Less: cures	(1,206)		(987)		(1,057)		(1,011)
Less: paid claims	(222)		(205)		(233)		(292)
Less: delinquent rescissions and denials	3		3		1		2
Ending delinquent number of loans	2,325		2,702		2,757		2,850

Ending percentage of loans in default	1.5%		1.8%		1.9%		2.1%

Losses:
Number of claims paid	222		205		233		292
Total paid claims (in thousands)	$9,168		$8,093		$9,036		$12,672
Average per claim (in thousands)	$41.3		$39.5		$38.8		$43.4
Severity (2)	93.9%		96.2%		91.7%		97.0%

Average reserve per default (in thousands)	$32.1		$29.1		$30.6		$32.9

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Represents total paid claims divided by RIF of loans for which claims were paid.

18

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics (1):

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2016		2015		2015		2015		2015
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$10,645,257	71.2%	$10,459,353	71.4%	$10,560,635	71.7%	$9,927,603	68.4%	$10,427,810	72.2%
Fixed maturities, at fair value (3)	371,298	2.5%	367,780	2.5%	341,131	2.3%	387,941	2.7%	348,689	2.4%
Fixed maturities pledged under securities lending agreements, at fair value	558,603	3.7%	373,304	2.5%	285,632	1.9%	373,969	2.6%	253,115	1.8%
Total fixed maturities	11,575,158	77.4%	11,200,437	76.5%	11,187,398	75.9%	10,689,513	73.7%	11,029,614	76.4%
Short-term investments available for sale, at fair value	623,844	4.2%	587,904	4.0%	708,428	4.8%	875,727	6.0%	855,032	5.9%
Short-term investments pledged under securities lending agreements, at fair value	6,000	—%	—	—%	—	—%	—	—%	—	—%
Cash	479,545	3.2%	444,776	3.0%	521,137	3.5%	470,011	3.2%	402,314	2.8%
Equity securities available for sale, at fair value	506,915	3.4%	618,405	4.2%	606,259	4.1%	701,623	4.8%	687,713	4.8%
Equity securities, at fair value (3)	437	—%	798	—%	78	—%	248	—%	907	—%
Equity securities pledged under securities lending agreements, at fair value	16,163	0.1%	10,777	0.1%	—	—%	—	—%	—	—%
Other investments available for sale, at fair value	195,079	1.3%	300,476	2.1%	281,014	1.9%	377,677	2.6%	329,677	2.3%
Other investments, at fair value (3)	1,010,450	6.8%	908,809	6.2%	891,484	6.1%	899,763	6.2%	880,660	6.1%
Investments accounted for using the equity method (4)	628,832	4.2%	592,973	4.0%	589,277	4.0%	472,926	3.3%	412,367	2.9%
Securities transactions entered into but not settled at the balance sheet date	(88,129)	(0.6)%	(20,524)	(0.1)%	(51,343)	(0.3)%	26,066	0.2%	(162,136)	(1.1)%
Total investable assets managed by the Company	$14,954,294	100.0%	$14,644,831	100.0%	$14,733,732	100.0%	$14,513,554	100.0%	$14,436,148	100.0%

Average effective duration (in years)	3.56		3.43		3.42		3.05		3.35
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	2.07%		2.16%		2.10%		2.07%		2.21%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results. Such amounts are summarized as follows:

(U.S. Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Investable assets in ‘other’ segment:
Cash	$78,416	$108,550	$128,642	$55,063	$68,698
Investments accounted for using the fair value option	1,757,147	1,617,107	1,550,472	1,325,535	1,191,266
Securities sold but not yet purchased	(48,279)	(30,583)	(25,384)	—	—
Securities transactions entered into but not settled at the balance sheet date	(77,422)	1,033	(60,207)	(40,024)	7,624
Total investable assets included in ‘other’ segment	$1,709,862	$1,696,107	$1,593,523	$1,340,574	$1,267,588

(2)    This table excludes the collateral received and reinvested and includes the securities pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

19

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	% of Total
At March 31, 2016
Corporates	$3,043,392	$48,256	$(25,229)	$23,027	$3,020,365	100.8%	26.3%
Non-U.S. government-backed corporates	82,131	1,362	(1,051)	311	81,820	100.4%	0.7%
U.S. government and government agencies	2,975,376	27,583	(3,865)	23,718	2,951,658	100.8%	25.7%
Agency mortgage-backed securities	558,071	4,138	(337)	3,801	554,270	100.7%	4.8%
Non-agency mortgage-backed securities	155,930	6,477	(1,784)	4,693	151,237	103.1%	1.3%
Agency commercial mortgage-backed securities	78,346	624	(1,181)	(557)	78,903	99.3%	0.7%
Non-agency commercial mortgage-backed securities	499,507	7,534	(1,424)	6,110	493,397	101.2%	4.3%
Municipal bonds	1,605,234	33,497	(1,116)	32,381	1,572,853	102.1%	13.9%
Non-U.S. government securities	1,184,587	34,833	(25,743)	9,090	1,175,497	100.8%	10.2%
Asset-backed securities	1,392,584	7,051	(12,298)	(5,247)	1,397,831	99.6%	12.0%
Total	$11,575,158	$171,355	$(74,028)	$97,327	$11,477,831	100.8%	100.0%

At December 31, 2015
Corporates	$2,881,952	$15,033	$(57,050)	$(42,017)	$2,923,969	98.6%	25.7%
Non-U.S. government-backed corporates	78,742	945	(3,458)	(2,513)	81,255	96.9%	0.7%
U.S. government and government agencies	2,423,455	6,228	(9,978)	(3,750)	2,427,205	99.8%	21.6%
Agency mortgage-backed securities	562,162	1,925	(3,612)	(1,687)	563,849	99.7%	5.0%
Non-agency mortgage-backed securities	250,395	7,947	(1,722)	6,225	244,170	102.5%	2.2%
Agency commercial mortgage-backed securities	75,252	239	(278)	(39)	75,291	99.9%	0.7%
Non-agency commercial mortgage-backed securities	688,900	3,030	(6,700)	(3,670)	692,570	99.5%	6.2%
Municipal bonds	1,626,281	27,014	(1,534)	25,480	1,600,801	101.6%	14.5%
Non-U.S. government securities	992,792	10,414	(39,122)	(28,708)	1,021,500	97.2%	8.9%
Asset-backed securities	1,620,506	3,307	(12,951)	(9,644)	1,630,150	99.4%	14.5%
Total	$11,200,437	$76,082	$(136,405)	$(60,323)	$11,260,760	99.5%	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

20

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (1):

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2016		2015		2015		2015		2015
Credit quality distribution of total fixed maturities (2) (3):
U.S. government and government agencies (4)	$3,611,793	31.2%	$3,060,869	27.3%	$2,997,450	26.8%	$2,593,318	24.3%	$2,199,182	19.9%
AAA	3,797,393	32.8%	4,000,750	35.7%	3,815,981	34.1%	3,639,910	34.1%	4,166,106	37.8%
AA	1,524,692	13.2%	1,651,760	14.7%	1,978,961	17.7%	1,967,666	18.4%	2,000,435	18.1%
A	1,512,085	13.1%	1,431,138	12.8%	1,474,976	13.2%	1,474,583	13.8%	1,603,861	14.5%
BBB	484,968	4.2%	457,251	4.1%	335,514	3.0%	337,517	3.2%	410,147	3.7%
BB	233,348	2.0%	203,426	1.8%	195,888	1.8%	212,561	2.0%	195,163	1.8%
B	164,744	1.4%	138,770	1.2%	137,324	1.2%	170,859	1.6%	176,590	1.6%
Lower than B	100,441	0.9%	130,545	1.2%	132,107	1.2%	136,784	1.3%	150,000	1.4%
Not rated	145,694	1.3%	125,928	1.1%	119,197	1.1%	156,315	1.5%	128,130	1.2%
Total fixed maturities, at fair value	$11,575,158	100.0%	$11,200,437	100.0%	$11,187,398	100.0%	$10,689,513	100.0%	$11,029,614	100.0%

Maturity profile of total fixed maturities (2):
Due in one year or less	$295,627	2.6%	$357,343	3.2%	$349,574	3.1%	$387,896	3.6%	$288,299	2.6%
Due after one year through five years	5,391,177	46.6%	4,790,737	42.8%	4,639,733	41.5%	4,288,771	40.1%	3,983,422	36.1%
Due after five years through ten years	2,561,411	22.1%	2,318,165	20.7%	2,677,172	23.9%	2,556,513	23.9%	2,771,736	25.1%
Due after 10 years	642,505	5.6%	536,977	4.8%	468,086	4.2%	376,573	3.5%	382,273	3.5%
	8,890,720	76.8%	8,003,222	71.5%	8,134,565	72.7%	7,609,753	71.2%	7,425,730	67.3%
Mortgage-backed securities	714,001	6.2%	812,557	7.3%	869,311	7.8%	896,245	8.4%	839,621	7.6%
Commercial mortgage-backed securities	577,853	5.0%	764,152	6.8%	810,973	7.2%	832,159	7.8%	1,106,332	10.0%
Asset-backed securities	1,392,584	12.0%	1,620,506	14.5%	1,372,549	12.3%	1,351,356	12.6%	1,657,931	15.0%
Total fixed maturities, at fair value	$11,575,158	100.0%	$11,200,437	100.0%	$11,187,398	100.0%	$10,689,513	100.0%	$11,029,614	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	This table excludes the collateral received and reinvested and includes the fixed maturities pledged under securities lending agreements, at fair value.
(3)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(4)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector, excluding government-backed securities (1):

(U.S. Dollars in thousands)	March 31,		December 31,		September 30,		June 30,		March 31,
	2016		2015		2015		2015		2015
Sector:
Industrials	$1,594,202	52.4%	$1,508,734	52.4%	$1,601,879	55.3%	$1,705,524	57.3%	$1,840,470	55.8%
Financials	966,692	31.8%	997,189	34.6%	933,181	32.2%	896,655	30.1%	1,014,923	30.8%
Covered bonds	171,101	5.6%	163,739	5.7%	162,139	5.6%	171,368	5.8%	184,197	5.6%
Utilities	207,371	6.8%	180,405	6.3%	147,777	5.1%	147,563	5.0%	191,341	5.8%
All other (2)	104,026	3.4%	31,885	1.1%	52,113	1.8%	54,936	1.8%	65,090	2.0%
Total fixed maturities, at fair value	$3,043,392	100.0%	$2,881,952	100.0%	$2,897,089	100.0%	$2,976,046	100.0%	$3,296,021	100.0%

Credit quality distribution (3):
AAA	$393,737	12.9%	$358,305	12.4%	$416,453	14.4%	$429,889	14.4%	$476,205	14.4%
AA	702,772	23.1%	735,432	25.5%	778,614	26.9%	778,677	26.2%	840,763	25.5%
A	1,138,261	37.4%	1,064,965	37.0%	1,109,506	38.3%	1,101,592	37.0%	1,236,797	37.5%
BBB	377,529	12.4%	359,903	12.5%	243,870	8.4%	243,514	8.2%	320,014	9.7%
BB	174,657	5.7%	154,050	5.3%	150,066	5.2%	161,134	5.4%	150,996	4.6%
B	147,395	4.8%	123,534	4.3%	120,056	4.1%	152,712	5.1%	163,263	5.0%
Lower than B	17,657	0.6%	11,844	0.4%	9,234	0.3%	10,332	0.3%	13,606	0.4%
Not rated	91,384	3.0%	73,919	2.6%	69,290	2.4%	98,196	3.3%	94,377	2.9%
Total fixed maturities, at fair value	$3,043,392	100.0%	$2,881,952	100.0%	$2,897,089	100.0%	$2,976,046	100.0%	$3,296,021	100.0%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Includes sovereign securities, supranational securities and other.
(3)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at March 31, 2016, excluding government-backed securities and covered bonds (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (2)
Issuer:
Apple Inc.	$70,626	2.3%	0.5%	AA+/Aa1
Microsoft Corporation	61,139	2.0%	0.4%	AAA/Aaa
Royal Dutch Shell PLC	56,292	1.8%	0.4%	A+/Aa2
Wells Fargo & Company	55,465	1.8%	0.4%	A/A2
MassMutual Global Funding II	53,772	1.8%	0.4%	AA+/Aa2
General Electric Co.	52,884	1.7%	0.4%	AA+/A1
Oracle Corporation	52,420	1.7%	0.4%	AA-/A1
Anheuser Busch Inbev SA	49,053	1.6%	0.3%	A-/A3
Bank of New York Mellon Corp	47,219	1.6%	0.3%	A/A1
Toyota Motor Corporation	46,826	1.5%	0.3%	AA-/Aa3
Total	$545,696	17.9%	3.6%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Average credit ratings assigned by S&P and Moody’s, respectively.

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at March 31, 2016, excluding amounts guaranteed by U.S. government agencies (1):

(U.S. Dollars in thousands)			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable		Non-Agency	Non-Agency
	Year	Cost	Quality	Total	Cost	Assets	Additional Statistics:	MBS	CMBS (2)
Non-agency MBS:	2003-2008	$72,762	CC-	$78,064	107.3%	0.5%	Wtd. average loan age (months)	82	34
	2010	1,074	NR	1,177	109.6%	—%	Wtd. average life (months) (3)	55	76
	2014	38,956	AA	38,334	98.4%	0.3%	Wtd. average loan-to-value % (4)	61.9%	55.8%
	2015	37,922	AA-	37,834	99.8%	0.3%	Total delinquencies (5)	9.8%	0.6%
	2016	522	NR	521	99.8%	—%	Current credit support % (6)	11.8%	38.9%
Total non-agency MBS		$151,236	BB-	$155,930	103.1%	1.0%

Non-agency CMBS:	2002-2008	$26,164	BBB+	$26,333	100.6%	0.2%
	2009	537	BBB	538	100.2%	—%
	2010	9,113	AAA	9,275	101.8%	0.1%
	2011	2,143	AAA	2,141	99.9%	—%
	2012	41,733	AAA	42,182	101.1%	0.3%
	2013	94,929	AA+	97,109	102.3%	0.6%
	2014	160,001	AAA	160,891	100.6%	1.1%
	2015	142,149	AAA	144,338	101.5%	1.0%
	2016	16,629	AA+	16,701	100.4%	0.1%
Total non-agency CMBS		$493,398	AA+	$499,508	101.2%	3.3%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.

(3)
The weighted average life for MBS is based on the interest rates in effect at March 31, 2016. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(4)	The range of loan-to-values on MBS is 14% to 106%, while the range of loan-to-values on CMBS is 4% to 210%.

(5)	Total delinquencies includes 60 days and over.

(6)	Current credit support % represents the % for a collateralized mortgage obligation (CMO) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

The following table provides information on the Company’s asset-backed securities (ABS) at March 31, 2016 (1):

(U.S. Dollars in thousands)		Average	Weighted	Estimated Fair Value
	Amortized	Credit	Average Credit		% of Amortized	% of Investable
Sector:	Cost	Quality	Support	Total	Cost	Assets
Credit cards	$601,352	AAA	17%	$605,275	100.7%	4.0%
Autos	289,333	AAA	26%	288,166	99.6%	1.9%
Loans	254,364	AA-	17%	248,550	97.7%	1.7%
Equipment	158,484	AA	11%	156,119	98.5%	1.0%
Other (2)	94,297	A+	19%	94,473	100.2%	0.6%
Total ABS (3)	$1,397,830	AA+		$1,392,583	99.6%	9.3%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Including rate reduction bonds, commodities, home equity, U.K. securitized and other.

(3)
The effective duration of the total ABS was 1.7 years at March 31, 2016. The Company’s investment portfolio included sub-prime securities with a par value of $35.3 million and estimated fair value of $25.9 million and an average credit quality of “CCC/Caa2” from S&P/Moody’s at March 31, 2016. Such amounts were primarily in the home equity sector of ABS with the balance in other ABS, MBS and CMBS sectors.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at March 31, 2016 (1):

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets
Composition:
Investment funds accounted for using the equity method	$3,023	0.8%	—%
Term loan investments (2)	369,981	99.2%	2.5%
Total	$373,004	100.0%	2.5%

Currency:
U.S.-denominated	$240,234	64.4%	1.6%
Euro-denominated	132,770	35.6%	0.9%
Total	$373,004	100.0%	2.5%

Sector:
Consumer non-cyclical	$100,462	26.9%	0.7%
Consumer cyclical	91,790	24.6%	0.6%
Industrials	67,920	18.2%	0.5%
Basic materials	47,755	12.8%	0.3%
Media	34,245	9.2%	0.2%
Utilities	9,700	2.6%	0.1%
All other	21,132	5.7%	0.1%
Total	$373,004	100.0%	2.5%

Weighted average rating factor (Moody's)	B2

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)    Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at March 31, 2016 (1):

(U.S. Dollars in thousands)		Financial	Other	Bank	Equities
	Sovereign (3)	Corporates	Corporates	Loans (4)	and Other	Total
Country (2):
Netherlands	$164,823	$20,207	$51,957	$10,596	$5,894	$253,477
Germany	85,389	—	19,482	28,651	—	133,522
France	1,329	346	28,356	6,544	10,822	47,397
Supranational (5)	38,644	—	—	—	—	38,644
Luxembourg	—	—	19,270	8,563	—	27,833
Ireland	—	—	190	5,594	—	5,784
Belgium	5,294	—	—	—	—	5,294
Spain	—	—	—	2,477	—	2,477
Slovenia	1,779	—	—	—	—	1,779
Greece	665	—	728	—	—	1,393
Austria	901	—	—	—	—	901
Italy	—	—	—	315	—	315
Total	$298,824	$20,553	$119,983	$62,740	$16,716	$518,816

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any other Eurozone investments at March 31, 2016.

(3)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(4)	Included in “term loan investments” in the Bank Loan Investments table.

(5)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

25

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to Arch common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to Arch common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to Arch common shareholders.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

In addition, the Company’s presentation includes the use of information prepared on a ‘core’ basis, which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). Information provided on a ‘core’ basis are non-GAAP financial measures as defined in Regulation G. Pursuant to generally accepted accounting principles, Watford Re is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, the Company consolidates the results of Watford Re in its consolidated financial statements, although it only owns approximately 11% of Watford Re’s common equity. Watford Re has its own management and board of directors that is responsible for its overall profitability. In addition, the Company does not guarantee or provide credit support for Watford Re. Because Watford Re is an independent company, the assets of Watford Re can be used only to settled obligations of Watford Re and Watford Re is solely responsible for its own liabilities and commitments. The Company’s financial exposure to Watford Re is limited to its investment in Watford Re’s common and preferred shares and counterparty credit risk (mitigated by collateral) arising from the reinsurance transactions. The Company believes that presenting information on a ‘core’ basis enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results.

The Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development for the insurance segment and reinsurance segment and a combined ratio excluding prior year development for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratio excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the core underwriting performance of each of its underwriting segments.

26

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table provides a reconciliation of after-tax operating income (loss) available to Arch common shareholders to net income available to Arch common shareholders along with related per common share results:

(U.S. Dollars in thousands, except share data)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
After-tax operating income available to Arch common shareholders	$145,742	$143,599	$125,798	$145,956	$149,846
Net realized gains (losses), net of tax	26,901	(93,419)	(58,048)	(28,074)	61,934
Net impairment losses recognized in earnings, net of tax	(7,639)	(7,336)	(5,868)	(1,113)	(5,799)
Equity in net income of investment funds accounted for using the equity method, net of tax	6,475	5,247	(2,373)	16,113	5,532
Net foreign exchange gains (losses), net of tax	(22,165)	5,003	15,040	(22,577)	66,339
Net income available to Arch common shareholders	$149,314	$53,094	$74,549	$110,305	$277,852

Diluted per common share results:
After-tax operating income available to Arch common shareholders	$1.17	$1.15	$1.01	$1.16	$1.17
Net realized gains (losses), net of tax	0.22	(0.75)	(0.46)	(0.22)	0.48
Net impairment losses recognized in earnings, net of tax	(0.06)	(0.06)	(0.05)	(0.01)	(0.05)
Equity in net income of investment funds accounted for using the equity method, net of tax	0.05	0.04	(0.02)	0.13	0.04
Net foreign exchange gains (losses), net of tax	(0.18)	0.04	0.12	(0.18)	0.52
Net income available to Arch common shareholders	$1.20	$0.42	$0.60	$0.88	$2.16

Weighted average common shares and common share equivalents outstanding — diluted	124,496,496	125,311,942	125,011,773	125,885,420	128,451,054

The following table provides the calculation of annualized operating return on average common equity:

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
After-tax operating income available to Arch common shareholders	$145,742	$143,599	$125,798	$145,956	$149,846
Annualized after-tax operating income available to Arch common shareholders (a)	$582,968	$574,396	$503,192	$583,824	$599,384

Beginning common shareholders’ equity	$5,879,881	$5,837,815	$5,812,515	$5,963,702	$5,805,053
Ending common shareholders’ equity	6,088,587	5,879,881	5,837,815	5,812,515	5,963,702
Average common shareholders’ equity (b)	$5,984,234	$5,858,848	$5,825,165	$5,888,109	$5,884,378

Annualized operating return on average common equity (a)/(b)	9.7%	9.8%	8.6%	9.9%	10.2%

27

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

The following table provides a reconciliation of the components of after-tax operating income available to Arch common shareholders and the effective tax rate on pre-tax operating income available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Arch Operating Income Components (1):
Income before income taxes	$169,098	$74,384	$92,293	$121,913	$293,474
Less:
Net realized gains (losses)	31,862	(84,302)	(53,480)	(26,860)	65,509
Net impairment losses recognized in earnings	(7,639)	(7,336)	(5,868)	(1,113)	(5,799)
Equity in net income (loss) of investment funds accounted for using the equity method	6,655	5,517	(2,118)	16,167	5,889
Net foreign exchange gains (losses)	(22,041)	2,286	16,056	(22,571)	66,853
Pre-tax operating income	160,261	158,219	137,703	156,290	161,022
Arch share of ‘other’ segment operating income (2)	1,576	1,953	1,588	1,305	612
Pre-tax operating income available to Arch (b)	161,837	160,172	139,291	157,595	161,634
Income tax expense (a)	(10,611)	(11,088)	(8,009)	(6,154)	(6,304)
After-tax operating income available to Arch	151,226	149,084	131,282	151,441	155,330
Preferred dividends	(5,484)	(5,485)	(5,484)	(5,485)	(5,484)
After-tax operating income available to Arch common shareholders	$145,742	$143,599	$125,798	$145,956	$149,846
Effective tax rate on pre-tax operating income available to Arch (a)/(b)	6.6%	6.9%	5.7%	3.9%	3.9%

(1)
Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income is as follows:

(U.S. Dollars in thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Balances in ‘other’ segment:
Underwriting income (loss)	$(944)	$(3,557)	$1,309	$(3,229)	$1,768
Net investment income	23,326	28,930	18,982	19,792	8,706
Other expenses	—	—	—	—	—
Interest expense	(3,480)	(3,070)	(1,286)	—	—
Preferred dividends	(4,587)	(4,589)	(4,588)	(4,743)	(4,908)
Pre-tax operating income (loss) available to common shareholders	14,315	17,714	14,417	11,820	5,566
Arch ownership	11%	11%	11%	11%	11%
Arch share of ‘Other’ segment operating income (loss) (3)	$1,576	$1,953	$1,588	$1,305	$612

(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

28

Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Debt:
ACGL Senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$296,895	$296,874	$296,854	$296,834	$296,815
Arch-U.S. Senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	494,454	494,432	494,410	494,388	494,366
Revolving credit agreement borrowings, due June 30, 2019 (variable)	100,000	100,000	100,000	100,000	100,000
Total debt	$891,349	$891,306	$891,264	$891,222	$891,181

Shareholders’ equity available to Arch:
Non-cumulative preferred shares (6.75%)	$325,000	$325,000	$325,000	$325,000	$325,000
Common shareholders’ equity (a)	6,088,587	5,879,881	5,837,815	5,812,515	5,963,702
Total shareholders’ equity available to Arch	$6,413,587	$6,204,881	$6,162,815	$6,137,515	$6,288,702

Total capital available to Arch	$7,304,936	$7,096,187	$7,054,079	$7,028,737	$7,179,883

Common shares outstanding, net of treasury shares (b)	122,093,596	122,627,783	122,438,554	122,403,909	124,760,841

Book value per common share (3) (a)/(b)	$49.87	$47.95	$47.68	$47.49	$47.80

Leverage ratios:
Senior notes/total capital available to Arch	10.8%	11.2%	11.2%	11.3%	11.0%
Revolving credit agreement borrowings/total capital available to Arch	1.4%	1.4%	1.4%	1.4%	1.4%
Debt/total capital available to Arch	12.2%	12.6%	12.6%	12.7%	12.4%
Preferred/total capital available to Arch	4.4%	4.6%	4.6%	4.6%	4.5%
Debt and preferred/total capital available to Arch	16.7%	17.1%	17.2%	17.3%	16.9%

(1)
Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Watford Re). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

(2)	Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.), a wholly owned subsidiary of Arch Capital Group Ltd. (“ACGL”), and fully and unconditionally guaranteed by ACGL.

(3)	Excludes the effects of stock options and restricted stock units outstanding.

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended									Cumulative
	March 31,		December 31,	September 30,		June 30,		March 31,		March 31,
	2016		2015	2015		2015		2015		2016
Effect of share repurchases:
Aggregate cost of shares repurchased	$75,256		$—	$3,506		$198,979		$162,898		$3,682,661
Shares repurchased	1,140,137		—	52,402		3,165,975		2,731,248		125,223,844
Average price per share repurchased	$66.01		$—	$66.91		$62.85		$59.64		$29.41

Average book value per common share (1)	$48.91		$47.82	$47.59		$47.65		$46.69
Average repurchase price-to-book multiple	1.35	x	—	1.41	x	1.32	x	1.28	x

Remaining share repurchase authorization (2)	$446,501

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)	Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2016.

29